SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 28, 2005

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, 57th Floor New York, New York 10022-4624

42, rue Saint-Dominique, Paris, France 75007

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (212) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 28, 2005, Schlumberger N.V. (Schlumberger Limited), a Netherlands Antilles corporation (“Schlumberger”), entered into a Purchase Agreement (the “Purchase Agreement”) with Lehman Brothers Inc., Kellyanna Limited Company and the selling stockholders named therein (the “Selling Stockholders”) relating to the purchase by Lehman Brothers Inc. of an aggregate 1,496,247 shares (the “Shares”) of Schlumberger’s common stock, par value $0.01 per share, from the Selling Stockholders. A registration statement on Form S-3 (Registration No. 333-124541) has been declared effective by the Securities and Exchange Commission with respect to the resale of the Shares. A copy of the Purchase Agreement has been included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

1.1	Purchase Agreement, dated June 28, 2005, among Schlumberger N.V. (Schlumberger Limited), Lehman Brothers Inc., Kellyanna Limited Company and the selling stockholders named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

By:	/s/ FRANK A. SORGIE
Frank A. Sorgie
Chief Accounting Officer

Date: June 29, 2005